UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK TECHNOLOGY FINANCE CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Re: Please take a moment to cast your vote for the Owl Rock Technology Finance Corp. Annual Meeting.

Your Vote Counts! OWL ROCK TECHNOLOGY FINANCE CORP. 2022 Annual Meeting June 29, 2022 Vote Now! As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: June 28, 2022 Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 This email represents the following share(s): OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 Important Materials: Proxy Statement Annual Report Attend the Virtual Meeting For holders as of April 7, 2022 (c) 1997-2022 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement Attend the Meeting Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.

Re: REMINDER: Your Owl Rock Technology Finance Corp. shares need to be voted for the Annual Meeting.

Your Vote Counts! OWL ROCK TECHNOLOGY FINANCE CORP. 2022 Annual Meeting June 29, 2022 Vote Now! As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: June 28, 2022 Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 This email represents the following share(s): OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 Important Materials: Proxy Statement Annual Report Attend the Virtual Meeting For holders as of April 7, 2022 (c) 1997-2022 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement Attend the Meeting Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.

Re: Owl Rock Technology Finance Corp. is still seeking investor votes on important proposals. Vote now!

Your Vote Counts! OWL ROCK TECHNOLOGY FINANCE CORP. 2022 Annual Meeting June 29, 2022 Vote Now! As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: June 28, 2022 Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 This email represents the following share(s): OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 OWL ROCK TECHNOLOGY FINANCE CORP. 123,456,789,012.00000 Important Materials: Proxy Statement Annual Report Attend the Virtual Meeting For holders as of April 7, 2022 (c) 1997-2022 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement Attend the Meeting Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.